Exhibit 99.1

Equity Commonwealth to Acquire Monmouth Real Estate for $3.4 Billion

Equity Commonwealth to Transition into the Industrial Sector

CHICAGO & HOLMDEL, N.J.--(BUSINESS WIRE)--Equity Commonwealth (NYSE: EQC) and Monmouth Real Estate Investment Corporation (NYSE: MNR), or Monmouth, today announced that they have entered into a definitive merger agreement by which Equity Commonwealth will acquire Monmouth in an all-stock transaction, valued at approximately $3.4 billion, including the assumption of debt. The combined company is expected to have a pro forma equity market capitalization of approximately $5.5 billion.

Under the terms of the agreement, Monmouth shareholders will receive 0.67 shares of Equity Commonwealth stock for every share of Monmouth stock they own. Based on the closing price for Equity Commonwealth on May 4, 2021, this represents approximately $19.40 per Monmouth share. The merger agreement provides for Monmouth to declare and pay one additional regular quarterly common stock dividend of $0.18 per share without Equity Commonwealth paying a corresponding common dividend to its shareholders. Accordingly, the total consideration to be received by the Monmouth shareholders in the transaction is $19.58 per Monmouth share.

Equity Commonwealth and Monmouth shareholders are expected to own approximately 65% and 35%, respectively, of the pro forma company following the close of the transaction.

“The transaction provides Equity Commonwealth with a high-quality, net-leased industrial business with stable cash flows while preserving EQC’s balance sheet capacity for future acquisitions,” said Sam Zell, Chairman of the Board of Equity Commonwealth.

“Monmouth provides an attractive and scalable platform,” said David Helfand, President, Chief Executive Officer and Trustee of Equity Commonwealth. “With significant cash and balance sheet capacity, we have the ability to grow the platform and create long-term value for shareholders.”

Monmouth’s portfolio is comprised of 120 properties totaling 24.5 million square feet.1 In addition, Monmouth has 6 properties totaling 1.8 million square feet under contract and leased to investment grade tenants. Closings for these acquisitions are expected in 2021 and 2022.

“Following a strategic alternatives process, our Board unanimously determined that the merger with Equity Commonwealth is the best outcome to maximize value for Monmouth stockholders,” said Michael P. Landy, President and CEO of Monmouth. “Our stockholders will benefit from Equity Commonwealth’s preeminent leadership team, which has an exceptional track record of delivering shareholder value, its strong balance sheet and its focused strategy to build on Monmouth’s over 50 years of success creating a market leading industrial REIT.”

Strategic and Financial Rationale

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Attractive entry point into a fast-growing sector with robust long-term fundamentals. The transaction provides the companies’ shareholders the opportunity to build a leading industrial business and participate in the long-term growth of the sector.

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Balance of scale, stability and growth. The income stability of the portfolio, coupled with Equity Commonwealth’s sponsorship and strong balance sheet, is expected to provide the combined company with stable recurring cash flows and significant dry powder for future acquisitions.

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High-quality properties. The portfolio consists of single tenant, net-leased industrial assets, geographically located across 31 states with a focus on the Eastern United States. Many properties are near airports, seaports, transportation hubs, and situated within or near major population centers, positioning the portfolio well to serve both the first and last mile of the supply chain. With a weighted average building age of 9.9 years, much of the portfolio consists of Class A logistics facilities, featuring modern specs and building features.

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Fully-funded growth strategy. Equity Commonwealth is well-positioned to execute on its growth strategy, which is not dependent on raising additional debt or equity capital. Upon closing of the acquisition, Equity Commonwealth is expected to have approximately $2.5 billion of pro forma cash on the balance sheet. Further, Equity Commonwealth plans to dispose of its four office properties totaling 1.5 million square feet and Monmouth’s portfolio of marketable securities over time and reinvest the proceeds in future acquisitions.

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Improved leverage. Post-merger shareholders are expected to benefit from an improved leverage profile. Equity Commonwealth expects to pay $25 per share plus accrued distributions to cash out Monmouth’s $550 million 6.125% Series C Redeemable Preferred Stock in connection with the merger. This is anticipated to create immediate savings of approximately $34 million per annum. Equity Commonwealth has a conservative financing strategy and anticipates long-term leverage targets to be in line with the industrial REIT sector.

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Increased diversification over time. For the three months ending March 31, 2021, Monmouth’s largest tenant accounts for 55% of Monmouth’s annual rent. Equity Commonwealth plans to diversify its tenant base and industry concentrations as the portfolio grows.

Leadership and Governance

Strong corporate governance will continue to be paramount at Equity Commonwealth. The company will continue to be led by President and Chief Executive Officer David Helfand and the existing senior management team. Upon closing, the number of trustees on Equity Commonwealth’s board will be expanded to 10, with two individuals designated by Monmouth’s board. Sam Zell will remain the Chairman of the Board of Trustees.

Dividend Policy

Monmouth plans to continue to pay its regular quarterly common stock dividend and its Series C Cumulative Redeemable Preferred Stock dividend between signing and closing of the transaction.

Equity Commonwealth expects to begin paying a quarterly dividend after the transaction has closed. The Board of Trustees will determine the timing and amount of the dividend.

Transaction Timing & Approval

The transaction is expected to close during the second half of 2021, subject to customary closing conditions, including approval by the common shareholders of both Equity Commonwealth and Monmouth.

The Board of Trustees of Equity Commonwealth and the Board of Directors of Monmouth Real Estate have each unanimously approved the transaction.

Advisors

Goldman Sachs & Co. LLC is acting as financial advisor and Fried, Frank, Harris, Shriver and Jacobson LLP is serving as legal advisor to Equity Commonwealth. J.P. Morgan Securities LLC and CS Capital Advisors, LLC are acting as financial advisors and Stroock & Stroock & Lavan LLP is serving as legal advisor to Monmouth.

Conference Call Information

Equity Commonwealth will host a webcast and conference call to discuss the transaction on Wednesday, May 5, 2021, at 9:00 A.M. CT. The conference call will be available via live audio webcast on www.eqcre.com. A replay of the audio webcast will also be available following the call. To access the call via telephone, use (877) 407-9039 (Domestic) or (201) 689-8470 (International), no passcode is required.

An investor presentation will be available on Equity Commonwealth’s investor relations page at ir.eqcre.com/corporate-profile/.

About Equity Commonwealth

Equity Commonwealth (NYSE: EQC) is a Chicago based, internally managed and self-advised real estate investment trust (REIT) with commercial office properties in the United States. EQC’s portfolio is comprised of 4 properties totaling 1.5 million square feet.

About Monmouth

Monmouth Real Estate Investment Corporation (NYSE: MNR), founded in 1968, is one of the oldest public equity REITs in the world. Monmouth specializes in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment grade tenants. Monmouth is a fully integrated and self-managed real estate company, whose property portfolio consists of 120 properties, containing a total of approximately 24.5 million rentable square feet, geographically diversified across 31 states.

Regulation FD Disclosures

We use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our websites. We routinely post important information on our websites at www.eqcre.com and www.mreic.reit, including information that may be deemed to be material. We encourage investors and other interested parties to monitor these distribution channels for material disclosures.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval in any jurisdiction pursuant to or in connection with the proposed merger or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed merger, Equity Commonwealth intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) to register the common shares of Equity Commonwealth to be issued pursuant to the merger. The registration statement will include a prospectus and joint proxy / solicitation statement which will be sent to the common shareholders of Equity Commonwealth and the common shareholders of Monmouth seeking their respective approvals of the merger (the “solicitation statement / prospectus”). Equity Commonwealth and Monmouth may also file other documents regarding the proposed merger with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that Equity Commonwealth and/or Monmouth may file with the SEC in connection with the proposed merger. Shareholders are urged to read the solicitation statement/prospectus, as well as any amendment or supplement thereto and any other relevant documents filed with the SEC in connection with the proposed merger, when they become available, because they will contain important information about Equity Commonwealth, Monmouth and the proposed mergers. Investors and security holders will be able to obtain free copies of the registration statement and solicitation statement / prospectus and other documents filed with the SEC, when they become available, through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC will also be available free of charge from Equity Commonwealth and Monmouth using the sources indicated below.

Participants in the Solicitation

Equity Commonwealth and Monmouth and certain of their respective directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of directors and executive officers of Equity Commonwealth in Equity Commonwealth’s proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 27, 2021, as well as in its other filings with the SEC. Information about Monmouth’s directors and executive officers is available in Monmouth’s Annual Report on Form 10-K for Monmouth’s fiscal year ended September 30, 2020, filed with the SEC on November 23, 2020, and in other documents filed by Monmouth with the SEC. Other information regarding participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the registration statement on Form S-4, the solicitation statement / prospectus and other relevant materials to be filed with the SEC regarding the proposed merger (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC will also be available free of charge from Equity Commonwealth and Monmouth using the sources indicated below.

Forward-Looking Statements

Some of the statements contained in this press release constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements regarding consummating the merger, asset sales and other transactions described herein and the timing thereof. Any forward-looking statements contained in this press release are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this press release reflect Equity Commonwealth’s and Monmouth’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances regarding Equity Commonwealth and Monmouth that may cause actual results to differ significantly from those expressed in any forward-looking statement, including, without limitation, (i) inability to complete the proposed merger because, among other reasons, one or more conditions to the closing of the proposed merger may not be satisfied or waived; (ii) uncertainty as to the timing of completion of the proposed merger; (iii) potential adverse effects or changes to relationships with Equity Commonwealth’s or Monmouth’s respective tenants, employees, service providers or other parties resulting from the announcement or completion of the proposed merger; (iv) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (v) possible disruptions from the proposed merger that could harm Equity Commonwealth’s or Monmouth’s respective business, including current plans and operations; (vi) unexpected costs, charges or expenses resulting from the proposed merger; (vii) uncertainty of the expected financial performance of Equity Commonwealth following completion of the proposed merger, including the possibility that the benefits anticipated from the proposed merger will not be realized or will not be realized within the expected time period; (viii) legislative, regulatory and economic developments; and (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and epidemics and pandemics, including COVID-19, as well as Equity Commonwealth’s or Monmouth’s management’s response to any of the aforementioned factors. These factors should not be construed as exhaustive and should be read in conjunction with other risk factors and cautionary statements that are included in Equity Commonwealth’s and Monmouth’s SEC filings. Equity Commonwealth and Monmouth do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

While forward-looking statements reflect good faith beliefs, they are not guarantees of future performance. Equity Commonwealth and Monmouth disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

1 As of March 31, 2021 and reflects the sale of the 60,400 square foot building located in Carlstadt (New York, NY), NJ for $13.0 million on April 15, 2021.

Contacts
Equity Commonwealth - Investors & Media
Sarah Byrnes
(312) 646-2801
ir@eqcre.com

Monmouth - Investors
Becky Coleridge
(732) 577-9996
mreic@mreic.com

Monmouth - Media
Andrew Siegel / Jim Golden
Joele Frank
(212) 355-4449